SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2000

                             OmniComm Systems, Inc.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       0-25203                11-3349762
           --------                       -------                ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

         3250 Mary Street, Suite 402,
              Coconut Grove, FL                               33133
              -----------------                               -----
       (Address of Principal Executive                      (Zip Code)
                  Offices)

                                 (305) 448-4700
                                 --------------
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

In a release dated June 30, 2000, OmniComm Systems, Inc. (OTC-BB: OMCM) announced organizational changes. OmniComm named Cornelis Wit, a member of the Company's Board of Directors since November 1999, interim CEO. Peter S. Knezevich has been replaced as CEO, but will remain a member of the Company's Board of Directors. The news release is attached as Exhibit 99.

ITEM 7. Exhibits

Exhibit 99 News Release dated June 30, 2000 is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OMNICOMM SYSTEMS, INC.

Dated: June 30, 2000                     By: /s/ Cornelis Wit
                                            ------------------------------------
                                            Cornelis Wit
                                            Chief Executive Officer and Director

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                                 EXHIBIT INDEX

EXHIBIT          DESCRIPTION
-------          -----------
  99             News Release dated June 30, 2000.